Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Scott T. Ford
Scott T. Ford
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Glenn H. Hutchins
Glenn H. Hutchins Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ William E. Kennard
William E. Kennard
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Stephen J. Luczo
Stephen J. Luczo
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Marissa A. Mayer
Marissa A. Mayer
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Michael B. McCallister
Michael B. McCallister
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Beth E. Mooney
Beth E. Mooney
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Matthew K. Rose
Matthew K. Rose
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ John T. Stankey
John T. Stankey
Chief Executive Officer, President and Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Cynthia B. Taylor
Cynthia B. Taylor Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for additional shares of the Corporation’s Common Stock that may become available for issuance pursuant to new awards granted under the AT&T Inc. 2018 Incentive Plan as a result of outstanding awards that, in whole or in part, are terminated, expire or are otherwise cancelled.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Luis A Ubiñas
Luis A Ubiñas
Director